SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 17, 2005
INTERMET CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	0-13787	58-1563873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 Corporate Drive, Suite 200	48098-2683
Troy, Michigan
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(248) 952-2500
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
     On August 17, 2005, INTERMET Corporation issued a press release disclosing developments in the bankruptcy proceedings involving the company and its domestic operating subsidiaries pending before the United States Bankruptcy Court for the Eastern District of Michigan. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:
            The following exhibit is being furnished herewith:
            99.1. INTERMET Corporation press release dated August 17, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMET CORPORATION
August 17, 2005	By:	/s/ Alan J. Miller
Alan J. Miller
Vice President, General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1.	INTERMET Corporation press release dated August 17, 2005.

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